UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

Enveric Biosciences, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Private Placement

In connection with Enveric Biosciences, Inc.’s (the “Company”) planned spin off its cannabinoid assets into a separately traded public company, the Company created Acanna Therapeutics, Inc. (“Acanna”), a wholly-owned subsidiary of the Company, and, on May 5, 2022, Acanna and the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which Acanna agreed to sell up to an aggregate of 5,000 shares of Acanna’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), at price of $1,000 per share, and warrants (the “Warrants”) to purchase shares of Acanna’s common stock, par value $0.01 per share (the “Acanna Common Stock”), for an aggregate purchase price of up to $5,000,000 (the “Private Placement”). Pursuant to the Purchase Agreement, Acanna has issued 1,000 shares of the Series A Preferred Stock to the Investor in exchange for $1,000,000 on May 5, 2022, with the remaining Series A Preferred Stock and Warrants to be issued for a price of $4,000,000 upon the completion of the spin-off of Acanna into an independent, separately traded public company listed on The Nasdaq Stock Market (the “Spin-Off” and such date that Acanna commences trading on the Nasdaq Stock Market being referred to herein as the “Spin-Off Date”). Pursuant the terms of the Purchase Agreement and the Certificate of the Designations (as defined below), the holders of the Series A Preferred Stock have a Put Right (as defined below) under certain circumstances described below, with Acanna’s payment obligations under the Put Right guaranteed by the Company. The Purchase Agreement contains customary representations and warranties, agreements, obligations, conditions to closing and termination provisions.

Palladium Capital Advisors, LLC (“Palladium”) acted as placement agent for the Private Placement. Pursuant to the Purchase Agreement, Acanna has agreed to pay Palladium a cash fee equal to 9% of the aggregate gross proceeds raised from the sale of the shares of the Series A Preferred Stock and a non-accountable expense allowance of 1% of the aggregate gross proceeds raised the sale of the Series A Preferred Stock in the Private Placement. In addition, Acanna will issue to Palladium warrants equal to 8% of the shares issuable upon conversion of the Series A Preferred Stock (the “Palladium Warrants”). The fee due in connection with the Private Placement shall be paid to Palladium in the form of convertible preferred stock and warrants on similar terms to the securities issued in the Private Placement (together with the Palladium Warrants, the “Palladium Securities”).

Terms of Series A Preferred Stock

Under the Certificate of the Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”), on or immediately prior to the Spin-Off Date, each share of SeriesA Preferred Stock will be automatically converted into a number of shares of Acanna Common Stock equal to 25% of the then issued and outstanding Acanna Common Stock, subject to the Beneficial Ownership Limitation (as defined below).

The Certificate of Designations contains limitations that prevent the holder thereof from acquiring shares of Acanna Common Stock upon conversion that would result in the number of shares of Acanna Common Stock beneficially owned by such holder and its affiliates exceeding 9.99% of the total number of shares of Acanna Common Stock outstanding immediately after giving effect to the conversion (the “Beneficial Ownership Limitation”), except that upon notice from the holder to Acanna, the holder may increase or decrease the amount of ownership of outstanding shares of Acanna Common Stock after converting the holder’s shares of Series A Preferred Stock, provided that any change in the Beneficial Ownership Limitation shall not be effective until 61 days following notice to Acanna.

The Certificate of Designations provides that upon the earlier of (i) the one-year anniversary of May 5, 2022, and only in the event that the Spin-Off has not occurred; or (ii) such time that Acanna and the Company have abandoned the Spin-Off or the Company is no longer pursuing the Spin-Off in good faith, the holders of the Series A Preferred Stock shall have the right (the “Put Right”), but not the obligation, to cause Acanna to purchase all or a portion of the Series A Preferred Stock for a purchase price equal to $1,000 per share, subject to certain adjustments (the “Stated Value”), plus all the accrued but unpaid dividends per share. In addition, after the one-year anniversary of May 5, 2022, and only in the event that the Spin-Off has not occurred and Acanna is not in material default of any of the transaction documents, Acanna may, at its option, at any time and from time to time, redeem the outstanding shares of Series A Preferred Stock, in whole or in part, for a purchase price equal to the aggregate Stated Value of the shares of Series A Preferred Stock being redeemed and the accrued and unpaid dividends on such shares.

Registration Rights Agreement

In connection with the Private Placement, Acanna entered into a registration rights agreement, dated as of May 5, 2022 (the “Registration Rights Agreement”), with the Investor, pursuant to which Acanna shall, on such date that Acanna files a registration statement with the Securities and Exchange Commission in connection with the Spin-Off, file such a registration statement to register the shares of Acanna Common Stock issuable upon: (i) the conversion of the Series A Preferred Stock sold in the Private Placement, (ii) the exercise of the Warrants sold in the Private Placement, and (iii) the conversion or exercise, as applicable, of the Palladium Securities (the “Registrable Securities”); and to cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Spin-Off Date, and shall use its reasonable best efforts to keep such registration statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such registration statement have been sold or are otherwise able to be sold pursuant to Rule 144. The Registration Rights Agreement provides for liquidated damages to the extent that Acanna does not file or maintain a registration statement in accordance with the terms thereof.

The foregoing description of the Purchase Agreement, Certificate of Designations, Registration Rights Agreement and Warrants are qualified in their entirety by reference to the Purchase Agreement, Certificate of Designations, Registration Rights Agreement and Warrants, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 11, 2022, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the Company’s intention to pursue the Spin-Off. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Certificate of the Designations, Preferences and Rights of Series A Convertible Preferred Stock
10.3	Form of Registration Rights Agreement
10.4	Form of Warrant
99.1	Press Release, issued May 11, 2022 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVERIC BIOSCIENCES, INC.

Date: May 11, 2022	By:	/s/ Joseph Tucker
Joseph Tucker
Chief Executive Officer